UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 25, 2013

Motors Liquidation Company GUC Trust

(Exact Name of Registrant as Specified in Charter)

Delaware	1-43	45-6194071
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Wilmington Trust Company, as trust administrator and trustee Attn: David A. Vanaskey Jr., Vice President Rodney Square North 1100 North Market Street Wilmington, Delaware	19890-1615
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 636-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As previously disclosed, on September 26, 2013, the Motors Liquidation Company GUC Trust (the “GUC Trust”) entered into a Settlement Agreement (the “Settlement Agreement”) relating to the settlement of certain claims filed by or on behalf of holders of certain notes (the “Nova Scotia Notes”) issued by General Motors Nova Scotia Finance Company and guaranteed by Motors Liquidation Company.

The GUC Trust today announced that the Settlement Agreement became effective as of November 25, 2013 (the “Effective Date”). Accordingly, pursuant to the terms of the Settlement Agreement, the GUC Trust anticipates making a distribution (the “Settlement Distribution”) on or about December 2, 2013, to the holders of record of the Nova Scotia Notes as of November 27, 2013, in the following aggregate amounts:

•	6,174,015 shares of common stock of General Motors Corporation (“New GM Common Stock”);

•	5,612,741 warrants to purchase New GM Common Stock, with an exercise price set at $10.00 per share (“New GM Series A Warrants”);

•	5,612,741 warrants to purchase New GM Common Stock, with an exercise price set at $18.33 per share (“New GM Series B Warrants” and, collectively with any New GM Common Stock and New GM Series A Warrants, “New GM Securities”); and

•	1,550,000 units of beneficial interest in the GUC Trust (“GUC Trust Units”).

The definitive terms of the Settlement Distribution are set forth in the notice separately provided by the GUC Trust to the holders of the Nova Scotia Notes today, a copy of which is attached as Exhibit 99.1 hereto.

Pursuant to the terms of the Settlement Agreement, the GUC Trust also anticipates making a special, excess distribution of New GM Securities to certain holders of record of the GUC Trust Units within 30 days of the Effective Date. The GUC Trust expects to announce the precise record and payment dates and aggregate amounts of such special, excess distribution after the occurrence of the Settlement Distribution described above.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Notice to Holders of Nova Scotia Notes

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 25, 2013

MOTORS LIQUIDATION COMPANY GUC TRUST

By: Wilmington Trust Company, not in its individual capacity, but solely in its capacity as trust administrator and trustee of the Motors Liquidation Company GUC Trust

By:	/s/ David A. Vanaskey
Name:	David A. Vanaskey
Title:	Vice President of Wilmington Trust Company

EXHIBIT INDEX

Exhibit No.	Description

99.1	Notice to Holders of Nova Scotia Notes